SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported) November 8, 2002
                                                         ----------------

                                AUTONATION, INC.
                                ----------------
             (Exact Name Of Registrant As Specified In Its Charter)

         DELAWARE                        1-13107                 73-1105145
         --------                        -------                 ----------
State Or Other Jurisdiction            (Commission             (IRS Employer
Of Incorporation)                      File Number)          Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ____________________________________________________
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On November 8, 2002, AutoNation, Inc. (the "Company") issued a press release announcing it has made a final increase to the consent payment it is offering to holders who validly consent pursuant to the pending consent solicitation for its $450,000,000 of 9% Senior Notes due 2008 to $22.50 per $1,000 principal amount. The expiration time for the consent solicitation has been extended to 5 p.m., Eastern Time, on Wednesday, November 13, 2002. All other terms of the consent solicitation remain unchanged. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated November 8, 2002.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AUTONATION, INC.
                                          ----------------
                                           (Registrant)


                                          By:  /s/ Jonathan P. Ferrando
                                               --------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: November 8, 2002

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


                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

99.1              Press Release of AutoNation, Inc., dated November 8, 2002.



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